UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 2, 2020 (November 1, 2020)

Dominion Energy Gas Holdings, LLC

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-37591	46-3639580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
120 Tredegar Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which Registered
2014 Series C 4.6% Senior Notes		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2020, Dominion Energy Gas Holdings, LLC (the “Company”) entered into a Distribution and Assumption Agreement (the “QPipe Agreement”) with Dominion Energy Midstream Partners, LP (“DEM”), Dominion Energy Midstream GP, LLC (“DEM GP”), Dominion Cove Point, LLC (“DCP”), Dominion MLP Holding Company, LLC (“DMLP Holding”) and Dominion Energy Questar Corporation (“Dominion Questar”).

On November 1, 2020, the Company entered into a Distribution, Contribution and Assumption Agreement (the “Cove Point Agreement” and, together with the QPipe Agreement, the “Distribution Agreements”) with Dominion Questar, DECP Holdings, Inc. (“DECP Holdings”), and Dominion MLP Holding Company II, LLC (“DMLP Holding II”).

Each party to each Distribution Agreement, other than the Company, is a wholly-owned subsidiary of Dominion Energy, Inc. (“DEI”).

Pursuant to the QPipe Agreement, certain subsidiaries of the Company executed a number of transactions to distribute 100% of the outstanding membership interests in Dominion Energy Questar Pipeline, LLC (“QPipe”) to Dominion Questar, which was the direct parent company of the Company prior to the closing of the previously announced transaction (the “Original Transaction), under which Berkshire Hathaway Energy Company (“BHE”) agreed to purchase substantially all of the natural gas transmission and storage business of DEI and Dominion Questar, pursuant to the terms of the Purchase and Sale Agreement (the “PSA”), dated as of July 3, 2020 among DEI, Dominion Questar and BHE.

Pursuant to the Cove Point Agreement, and in accordance with the terms of the PSA, certain subsidiaries of the Company executed a number of transactions to distribute 50% of the outstanding limited partnership interests in Dominion Energy Cove Point LNG, LP (“DECP LNG”) to DECP Holdings, a direct, wholly-owned subsidiary of Dominion Questar.

Following the consummation of the transactions contemplated by the Distribution Agreements, the Company relinquished all ownership of 100% of the outstanding membership interests in QPipe and 50% of the outstanding limited partnership interests in DECP LNG.

The foregoing description of the Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Distribution Agreements. A copy of each of the QPipe Agreement and the Cove Point Agreement is filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference in its entirety.

Item 1.02 Termination of a Material Definitive Agreement.

Effective November 1, 2020 in connection with the closing of the Original Transaction, the Company terminated its participation as a co-borrower in the Fourth Amended and Restated Revolving Credit Agreement, dated as of March 22, 2019, among DEI, Virginia Electric and Power Company, the Company, Questar Gas Company and Dominion Energy South Carolina, Inc. (f/k/a South Carolina Electric & Gas Company), as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Mizuho Bank, Ltd., Bank of America, N.A., The Bank of Nova Scotia and Wells Fargo Bank, N.A., as Syndication Agents, and other lenders named therein (the “Credit Agreement”). The material terms of the Credit Agreement were previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on March 26, 2019 and such disclosure is incorporated herein by reference. The Credit Agreement remains in effect for the remaining borrowers.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 above is incorporated herein by reference.

In connection with the disposition of 100% of the outstanding membership interests in QPipe and 50% of the outstanding limited partnership interests in DECP LNG, the Company expects to file an amendment to this report on Form 8-K within four business days following the Distribution Agreements becoming effective in order to disclose pro forma financial information required pursuant to Article 11 of Regulation S-X (17 CFR 210).

Item 5.01 Changes in Control of Registrant.

As a result of the closing of the Original Transaction, a change in control of the Company occurred, and the Company thereby became a wholly-owned subsidiary of BHE.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2020, the Board of Directors (the “Board”) of the Company approved an amendment to the Company’s Articles of Organization (as amended, the “Articles of Organization”) and an amendment and restatement of the Company’s Operating Agreement (as amended and restated, the “Operating Agreement”) to change the name of the Company from Dominion Energy Gas Holdings, LLC to Eastern Energy Gas Holdings, LLC.

The Company expects to file the Articles of Amendment to the Articles of Organization with the Commonwealth of Virginia State Corporation Commission promptly and upon the Articles of Amendment becoming effective, the new name of the limited liability company will be Eastern Energy Gas Holdings, LLC.

Item 8.01 Other Events.

In accordance with the PSA, at the closing of the Original Transaction, each of Carlos M. Brown, James R. Chapman and Robert M. Blue resigned from the Board of the Company. These resignations were in connection with the Original Transaction and not as a result of any disagreements between the Company and the resigning individuals on any matters relating to the Company’s operations, policies or practices.

Following the closing of the Original Transaction on November 1, 2020, Natalie L. Hocken, Calvin D. Haack and Mark A. Hewett were elected directors of the Company by its sole member, BHE GT&S, LLC, a wholly-owned subsidiary of BHE.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Distribution and Assumption Agreement, dated as of November 1, 2020, by and among Dominion Energy Midstream Partners, LP, Dominion Energy Midstream GP, LLC, Dominion Cove Point, LLC, Dominion MLP Holding Company, LLC, Dominion Energy Gas Holdings, LLC and Dominion Energy Questar Corporation.

10.2	Distribution, Contribution and Assumption Agreement, dated as of November 1, 2020, by and among Dominion Energy Questar Corporation, DECP Holdings, Inc., Dominion Energy Gas Holdings, LLC, and Dominion MLP Holding Company II, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY GAS HOLDINGS, LLC Registrant

/s/ Scott C. Miller
Name:	Scott C. Miller
Title:	Chief Financial Officer & Treasurer

Date: November 2, 2020